                                                                   EXHIBIT 10.24

                           MILLER-VALENTINE PARTNERS
                      WAREHOUSE/DISTRIBUTION/MANUFACTURING
                      ------------------------------------

                               AGREEMENT OF LEASE
                               ------------------

            THIS LEASE made this 20 day of March, 1996, by and between MILLER-VALENTINE PARTNERS LIMITED, hereinafter referred to as the Lessor, and PRESTOLITE POWER CORPORATION, hereinafter referred to as Lessee. The Lessee's business enterprise is organized as a Corporation and is admitted to do business in the State of Ohio.

                              W I T N E S S E T H:
                              -------------------

            The Lessor does hereby lease and let to the Lessee and the Lessee accepts from the Lessor under the terms and conditions of this Lease, the following described Premises:

            120,000 square feet of a building which contains 160,000 square feet more or less at Corporate Way, Troy, Ohio 45373 hereinafter referred to as the Leased Premises.

ARTICLE 1.  TERM.
            ----

            TO HAVE AND TO HOLD unto the Lessee for a term of ten (10) years commencing on the 1st day of September 1996, and ending on the 31st day of August 2006, both dates inclusive. Provided however, the Lessee is granted a right to reduce the Leased Premises in accordance with Article 36.

ARTICLE 2.  LEASED PREMISES.
            ---------------

            The Lessor agrees to construct and finish the Leased Premises and shall have responsibility for completion of construction and finishing of the Leased Premises in compliance with the plans and specifications approved by the Lessee and attached hereto as Exhibit A and B.

            The Lessee understands that Lessee will pay for any additional improvements in excess of improvements amortized in Article 4, Section 2, in cash, within ten (10) days of receipt of Lessor's invoice and upon occupancy of the Leased Premises. Such overimprovements shall be in accordance with Exhibit
C. The Lessee agrees to provide information for the finish plan and to approve the same on a timely basis and not to cause delays in the completion of the Leased Premises.

ARTICLE 3.  POSSESSION.
            ----------

            If Lessor is unable to give occupancy of the Leased Premises on the above date because construction has not been completed, the term shall commence on the first of the month following completion and continue thereafter for the full term granted. Lessor shall not be liable for damages because of such delay in occupancy. Provided, however, if the Lessee's occupancy is delayed by fault of Lessor more than sixty
(60) days after the commencement date, the Lessee may after thirty (30) days' written notice elect to terminate this Lease if Lessor is not able to deliver occupancy before such termination date.

ARTICLE 4.  RENT.
            ----

            Section 1.  Lessee shall pay to the Lessor as Annual Rent for the
            ---------
Leased Premises for the first five (5) Lease years the sum of FOUR HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($450,000.00) which shall be paid in equal monthly installments of THIRTY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($37,500.00), due and payable on the first day of each month, in advance, without demand. Lessee shall pay to the Lessor as Annual Rent for the Leased Premises for years 6 through 10 the sum of FOUR HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($480,000.00 ) which shall be paid in equal monthly installments of FORTY THOUSAND AND NO/100 DOLLARS ($40,000.00) due and payable on the first day of each month, in advance, without demand. Checks should be made payable to Miller-Valentine Partners Limited and sent to Miller-Valentine Partners Limited, Post Office Box 744, Dayton, Ohio 45401-0744. Said rent shall be paid to the Lessor, or to the duly authorized agent of the Lessor, at its office during business hours. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Lessee will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Lessor to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid.

            Section 2.  In addition to the Annual Rent, the Lessee shall pay to
            ---------
the Lessor THREE HUNDRED FOUR THOUSAND AND NO/100 DOLLARS ($304,000.00) as the cost of overimprovements in the Lessee's Leased Premises at the annual interest rate of 10% for a period of sixty (60) months. The total payment to amortize these improvements shall be THREE HUNDRED EIGHTY-SEVEN THOUSAND FIVE HUNDRED FORTY-SIX AND NO/100 DOLLARS ($387,546.00) payable in equal monthly installments of SIX THOUSAND FOUR HUNDRED FIFTY-NINE AND 10/100 DOLLARS ($6,459.10).
Further, in addition to the Annual Rent, the Lessee shall pay to the Lessor ONE HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($180,000.00), as the cost of additional overimprovements in the Leased Premises at the annual interest rate of 10% for a period of one hundred twenty (120) months. The total to amortize these improvements shall be TWO HUNDRED EIGHTY-FIVE THOUSAND FOUR HUNDRED FORTY-FIVE AND 20/100 DOLLARS ($285,445.20) payable in equal monthly installments of TWO THOUSAND THREE HUNDRED SEVENTY-EIGHT AND 71/100 DOLLARS ($2,378.71).
Payment is due on the first day of each month, in advance, without demand, at the office of the Lessor. Notwithstanding any provision herein to the contrary, in the event of termination of this Lease for any reason prior to the expiration of the term, the unamortized balance of such improvements shall become immediately due and payable.

            Section 3.  The total obligation due from Lessee to Lessor shall
            ---------
be in accordance with the following schedule.

                                          Monthly       Annual
                                         ----------   -----------

Rent for Years 1-5                       $37,500.00   $450,000.00
Improvement Amortization #1 (5yrs)       $ 6,459.10   $ 77,509.20
Improvement Amortization #2 (10yrs)      $ 2,378.71   $ 28,544.52
                                         ----------   -----------
Total Obligation Years 1-5               $46,337.81   $556,053.72

Rent for Years 6-10                      $40,000.00   $480,000.00
Improvement Amortization #2 (10yrs)      $ 2,378.71   $ 28,544.52
                                         ----------   -----------
Total Obligation Years 6-10              $42,378.71   $508,544.52

            Section 4.  The Lessor shall provide separate utility meters (gas,
            ---------
electric, water, sanitary sewer) for the Leased Premises at no additional cost to the Lessee. Such utility cost shall be paid by the Lessee directly to the utility services.

ARTICLE 5.  SECURITY DEPOSIT.
            ----------------

            To assure fulfillment of the covenants by Lessee hereinafter set forth, Lessor hereby acknowledges receipt from the Lessee of THIRTY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($37,500.00) as a security deposit to be held by the Lessor until such time as this Agreement has terminated, Lessee has vacated the Leased Premises, and Lessor has inspected the same. Until such time, Lessor shall have no obligation to apply the security deposit to any unpaid amount due Lessor from Lessee. If Lessee has performed and observed all terms, covenants and conditions of this Agreement, including without limitation, the payment of all rentals thereunder, as and when same become due, Lessor shall refund said security deposit to Lessee, less such amounts as may be reasonably chargeable for any failure by Lessee to restore the Leased Premises to the condition at time of occupancy, reasonable wear and tear excepted. Lessee's duty to restore the Leased Premises shall include, but not be limited to, the repair and painting of the walls, repair of floors, ceilings and woodwork and other parts of the Leased Premises occasioned by the removal of nails, screws or other fasteners that are now on the Leased Premises or may be placed there during the term of this Lease. Under no circumstances shall this security deposit be deducted from the last month's rent.

ARTICLE 6.  COMMON AREA.
            -----------

            For the purpose of this Lease, common area shall be defined as all of the property described herein that is not actually occupied by the building. The Lessee shall have the use in common with other Lessees to the parking areas and driveways for ingress and egress to the Leased Premises. The Lessee shall have no right to use the common area for storage purposes and trash shall be stored only in approved containers in the common area. The Lessor shall maintain the common area, and keep the same in good order and repair, including landscaping, snow and ice removal, parking/drive/sidewalk sweeping; maintenance and repairs, signage maintenance and repairs and electric maintenance and repairs. Lessor and Lessee acknowledge that the costs for the foregoing, together with exterior lighting and certain other costs, are included in the Annual Rent and Lessee shall have no additional obligation with respect thereto.

ARTICLE 7.  USE OF LEASED PREMISES.
            ----------------------

            Section 1.  The Leased Premises shall be used and occupied only for
            ---------
office purposes and/or warehousing and distribution of materials of light or ordinary hazard, for manufacturing operations and laboratory space and for no other purpose or purposes without the written consent of the Lessor.

            Section 2.  The Lessee shall operate its business in a safe and
            ---------
proper manner as is normal, considering the uses of the Leased Premises above provided; and shall not manufacture, store, display or maintain any products or materials that will endanger the Leased Premises; shall do nothing that would increase the cost of insurance on the building or invalidate existing policies; shall not obstruct the sidewalks; shall not use the plumbing for any other purpose than for which it was constructed; shall not make or permit any noise and/or odor objectionable to the public or adjacent occupants; shall not create a nuisance on the Leased Premises; and shall commit no waste.

            Section 3.  The Lessee shall abide by all police and fire
            ---------
regulations concerning the operation of its business; shall store all trash, rubbish, and debris in closed containers; and shall practice all proper procedures and methods that are common to its business enterprise. The Lessee shall maintain a minimum temperature in the Leased Premises of 55 degrees F.

ARTICLE 8.  REPAIRS.
            -------

            Section 1.  Lessor shall keep the foundations, exterior walls
            ---------
(except plate glass or glass or other breakable materials used in structural portions) and roof in good repair.

            Section 2.  Generally, the Lessee shall, at its expense, maintain
            ---------
the mechanical equipment servicing the Leased Premises. Lessee shall use a mechanical contractor satisfactory to Lessor. The Lessee shall replace any hot water heater as the need should arise with the same type and quality servicing the Leased Premises. The Lessor shall replace, as needed, the heating and air conditioning equipment, provided the unit has been serviced annually , and the cost of replacement shall be prorated over the warranty period for such equipment, and further prorated among the Lessee benefiting from such equipment; the result of such proration to be an annual share of cost to Lessee, and the Lessee will pay one-twelfth thereof for each month during the remaining term and renewals of this Lease.

            Section 3.  Lessor shall not be liable for any damage done or
            ---------
occasioned by or from the electrical system, the heating and/or air condition system, the plumbing and sewer system in, above, upon or about the Leased Premises nor for damage occasioned by water, snow or ice being upon or coming through the roof, trapdoor, walls, windows, doors or otherwise, except as above provided. The Lessee shall reimburse the Lessor the cost of all repairs to the Leased Premises, fixtures and appurtenances necessitated by the fault of the Lessee, its agents, employees or guests and shall reimburse the Lessor for the cost of repair, at or before the end of the term or sooner if so requested by Lessor, all injury done by the installation or removal of furniture or other property.

            Section 4.  Except as provided in Sections 1, 2, and 3 of this
            ---------
Article, Lessor shall not be obligated to make repairs, replacements or improvements of any kind upon said Leased Premises, or any equipment facilities or fixtures therein contained, which shall at all times be kept in good order, condition and repair by Lessee, and in a clean, sanitary and safe condition and in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. Lessee shall permit no waste, damage, or injury to the Leased Premises.

            Section 5.  Lessee shall forthwith at its own cost and expense
            ---------
replace with glass of the same kind and quality any cracked or broken glass, including plate glass or glass or other breakable materials used in structural portions, and any interior and exterior windows and doors in the Leased Premises.

ARTICLE 9.  INSTALLATIONS AND ALTERATIONS.
            -----------------------------

            Section 1.  Lessee shall not make any alterations or additions to
            ---------
the Leased Premises without first procuring Lessor's written consent and delivering to Lessor the plans and specifications and copies of the proposed contracts and necessary permits, and shall furnish indemnification against liens, costs, damages and expenses as may be reasonably required by Lessor. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by either of the parties hereto upon the Leased Premises and which in any manner are attached to the floors, walls or ceilings, at the termination of this Lease shall become the property of Lessor, unless Lessor requests their removal, and shall remain upon and be surrendered with the Leased Premises as a part thereof, without damage or injury; any linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor shall likewise become the property of Lessor, all without compensation or credit to Lessee.

            Section 2.  The Lessee shall not erect or install any signage
            ---------
without first procuring Lessor's written consent.

            Section 3.  The Lessee shall have no rights to use and shall not use
            ---------
the roof of the Leased Premises for any purpose without the written consent of the Lessor. The Lessee shall not use the roof for storage, for any activity that will result in traffic on the roof, for anything that will penetrate the roof, use the roof as an anchor or otherwise damage the roof. The consent of the Lessor must be in writing for each specific use and must also approve the method of installation of the permitted use. Should the Lessee break this covenant, the Lessee shall be responsible for any damages caused to the roof or other parts of the building and shall assume the cost of maintaining and repairing the roof during the term of the Lease, including any renewals.

ARTICLE 10.  INDEMNIFICATION.
             ---------------

             Except to the extent of the negligence or misconduct of Lessor, Lessee agrees to indemnify and hold Lessor harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessee's use or occupancy of the Leased Premises. Except to the extent of Lessee's negligence or misconduct, Lessor agrees to indemnify and hold Lessee harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessor's failure to perform its duties and obligations as owner or agent of the owner of the property of which the Leased Premises is a part.

ARTICLE 11.  INSURANCE.
             ---------

             Section 1.  Lessee shall not carry any stock of goods or do
             ---------
anything in or about said Leased Premises which will in any way tend to increase insurance rates on said Leased Premises or the building in which the same are located. If Lessor shall consent to such use, Lessee agrees to reimburse Lessor on a pro rata basis for any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Leased Premises by Lessee. If Lessee installs any electrical equipment that overloads the power lines to the building, Lessee shall at its own expense make whatever changes are necessary to comply with the requirements of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction.

            Section 2.  Lessee agrees to procure and maintain a policy or
            ---------
policies of insurance, at its own costs and expense, insuring from all claims, demands or actions for injury to or death of one or more persons in any one accident and for damages to property in an aggregate amount of not less than $2,000,000.00 made by or on behalf of any person or persons, firm or corporation, arising from, related to, or connected with the conduct and operation of Lessee's business in the Leased Premises. Lessor shall be named an Additional Insured Party in said policy. Such insurance shall be primary relative to any other valid and collectible insurance. Said insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Lessor, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of the premium thereon, shall be deposited with Lessor at the commencement of the term and renewals of such coverage. If Lessee fails to comply with such requirement, Lessor may obtain such insurance and keep the same in effect, and Lessee shall pay Lessor the premium cost thereof upon demand.

            Section 3.  All property which may be upon said Leased Premises
            ---------
during the term hereof or any renewal thereof shall be at and upon the sole risk and responsibility of Lessee except Lessor shall maintain adequate casualty coverage with respect to the building.

ARTICLE 12. DAMAGE BY FIRE OR OTHER CASUALTY.
            --------------------------------

            Section 1.  If the Leased Premises shall be destroyed or so
            ---------
injured by any cause as to be unfit, in whole or in part, for occupancy and such destruction or injury could reasonably be repaired within three (3) months from the happening of such destruction or injury, then Lessee shall not be entitled to surrender possession of the Leased Premises nor shall Lessee's liability to pay rent under this Lease cease without mutual consent of the parties hereto, but in case of any such destruction or injury Lessor shall repair the same with all reasonable speed and shall complete such repairs within three (3) months from the happening of such injury, and if during such period Lessee shall be unable to use all or any portion of the Leased Premises, a proportionate allowance shall be made to Lessee from the rent corresponding to the time during which and to the portion of the Leased Premises of which Lessee shall be so deprived of the use on account thereof.

            Section 2.  If such destruction or injury cannot reasonably be
            ---------
repaired within three (3) months from the happening thereof, Lessor shall notify Lessee within ten (10) days after the happening of such destruction or injury whether or not Lessor will repair or rebuild. If Lessor elects not to repair or rebuild, this Lease shall be terminated. If Lessor shall elect to repair or rebuild, Lessor shall specify the time within which such repair or reconstruction will be complete, and Lessee shall have the option, within ten
(10) days after the receipt of such notice, to elect either to terminate this Lease and further liability hereunder, or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Leased Premises are restored to their former condition. In the event Lessee elects to extend the term of the Lease, Lessor shall restore the Leased Premises to their former condition within the specified time in the notice, and Lessee shall not be liable to pay rent for the period from the time of such destruction or injury until the Leased Premises are so restored to their former condition.

ARTICLE 13.  EMINENT DOMAIN.
             --------------

             Section 1.  If the whole or substantially all of the Leased
             ---------
Premises hereby leased shall be taken by a public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Lessor of such rent as shall have been paid in advance.

            Section 2.  If less than substantially all of the floor area of the
            ---------
Leased Premises shall be so taken, the term of this Lease shall cease only on the parts so taken as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Lessor of such rent as may have been paid in advance, and thereafter the minimum rent shall be equitably abated, and Lessor shall at its own cost and expense make all necessary repairs or alterations as to constitute the remaining Leased Premises a complete architectural unit.

            Section 3.  All damages awarded for such taking under the power of
            ---------
eminent domain, whether for the whole or a part of the Leased Premises, shall be the property of Lessor whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises; provided, however, that the Lessor shall not be entitled to any separate award made to Lessee for loss of business, depreciation to and cost of removal of stock and fixtures.

ARTICLE 14. ASSIGNMENT OR SUBLETTING.
            ------------------------

            Section 1.  Lessee shall not assign or in any manner transfer this
            ---------
Lease or any interest therein, nor sublet said Leased Premises or any part or parts thereof, nor permit occupancy by anyone with, through, or under it, without the previous written consent of Lessor which consent shall not be unreasonably withheld. Consent by Lessor to one or more assignments of this Lease or to one or more sublettings of the Leased Premises shall not operate as a waiver of Lessor's rights under this Article to any subsequent assignment or subletting. No assignment shall release Lessee of any of its obligations under this Lease or be construed or taken as a waiver of any of Lessor's rights or remedies hereunder.

            Section 2.  Neither this Lease nor any interest therein, nor any
            ---------
estate thereby created, shall pass to any trustee or receiver in bankruptcy or any assignee for the benefit of creditors or by operation of law.

            Section 3.  Provided that the Lessee with Lessor's consent assigns
            ---------
or sublets part or all of the Leased Premises at a rental that exceeds the current rental herein reserved, the Lessor shall be entitled to receive as additional rental one-half of such excess of the current rental. The Lessee shall remit one-half of such excess within five (5) days after receipt by it.

ARTICLE 15.  ACCESS TO LEASED PREMISES.
             -------------------------

             The Lessor shall retain duplicate keys to all of the doors of the Leased Premises to be used by the Lessor, so long as the Lessee is not in default; only in the case of emergencies. The Lessor or its agents shall have the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspecting the same or of making repairs, additions or alterations thereto or to the building in which the same are located with prior notice to Lessee. The Lessor shall have the right, upon reasonable notice, to show the Leased Premises to prospective Lessees, purchasers or others. Lessor shall not be liable to Lessee in any manner for any expense, loss or damage by reason thereof, nor shall the exercise of such right be deemed an eviction or disturbance of Lessee's use or possession.

ARTICLE 16.  ATTORNMENT.
             ----------

             In the event the Leased Premises are sold or transferred due to any foreclosure sale or sales, judicial proceedings, or voluntary conveyance in lieu of such foreclosure, or in the event the Premises are transferred by any mortgagee in a sale, exchange or otherwise, this Lease shall continue in full force and effect, and Lessee agrees, upon request, to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale, or other party succeeding to the interest of Lessor, as Lessors hereunder. This Lease will, upon request of any person owning or succeeding to the interest of Lessor, automatically become a direct lease between said owner or successor and Lessee, without change in the terms or the provisions of this Lease. Upon request by said owner or successor in interest, Lessee shall execute and deliver an instrument or instruments confirming such attornment.

             If the successor Lessor requests such attornment, then so long as Lessee shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, Lessee's tenancy will not be disturbed nor this Lease affected by any default under any mortgage. Lessee agrees that this Lease shall remain in full force and effect even though default in the mortgage may occur.

ARTICLE 17.  LIMITATION UPON LIABILITY.
             -------------------------

             Notwithstanding any other provision of this Lease, Lessee agrees to look solely to Lessor's interest in the Building (subject to any mortgage on the Building) for the recovery of any judgment requiring the payment of money by Lessor; it being agreed that Lessor, and if Lessor is a partnership, its partners whether general or limited, or if Lessor is a corporation, its directors, officers, or shareholders, shall never be personally liable for any such judgment, and no other assets of the Lessor shall be subject to levy, execution or other procedures for the satisfaction of Lessee's judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or to maintain any other action not involving the personal liability of Lessor, or to maintain any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Lessor.

ARTICLE 18.  LESSOR'S SUCCESSORS.
             -------------------

             The term "Lessor" as used in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee of the Building, their successors and assigns, so that in the event of any sale or sales of the Building, the previous Lessor shall be entirely released with respect to the performance of all subsequently accruing covenants and obligations on the part of Lessor. The retention of fee ownership by a lessor of the Building or of the land on which it is located under an underlying lease which is now or hereafter in effect, shall not be deemed to impose on such underlying lessor any liability, initial or continuing, for the performance of the covenants and obligations of Lessor.

ARTICLE 19.  LESSEE'S DEFAULT.
             ----------------

             Section 1.  The Lessee, ten (10) days after receipt of written
             ---------
notice, shall be considered in default of this Lease upon failure to pay when due the rent or any other sum required by the terms of the Lease. The Lessee, thirty (30) days after receipt of written notice, shall be considered in default of this Lease upon failure to perform any term, covenant or condition of this Lease; the commencement of any action or proceeding for the dissolution, liquidation or reorganization under the Bankruptcy Act, of Lessee, or for the appointment of a receiver or trustee of the Lessee's property; the making of any assignment for the benefit of creditors by Lessee; the suspension of business; or the abandonment of the Leased Premises by the Lessee.

             Section 2.  In the event of default of this Lease by Lessee, then
             ---------
Lessor, besides other rights or remedies it may have, shall have the immediate right of reentry with or without prior notice, and may remove all persons and property from the Leased Premises; such property may be removed and stored in any other place in the building in which the Leased Premises are situated, or in any other place, for the account of, and at the expense and at the risk of Lessee. Lessee hereby waives all claims for damages which may be caused by the reentry of Lessor. Should Lessor elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease, or it may without terminating this Lease relet said Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor may deem advisable, with the right to make alterations and repairs to said Leased Premises for the purpose of rerental. Should such rentals received from such reletting during any month be less than required to be paid by Lessee as defined above, then Lessee shall immediately pay such deficiency to Lessor.

             Section 3.  No such reentry or taking possession of said Leased
             ---------
Premises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach or act or default. Should Lessor at any time terminate this Lease for any breach or act of default, in addition to any other remedy it may have, it may recover from Lessee all damages it may incur by reason of such breach or act of default, including the cost of recovering the Leased Premises, legal fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term.

ARTICLE 20.  SURRENDER OF LEASED PREMISES.
             ----------------------------

             Section 1.  If Lessee holds possession of the Leased Premises after
             ---------
the termination of this Lease for any reason, Lessee shall pay Lessor 150% of the last monthly rent provided for herein for each month or a portion of a month that Lessee holds over, together with all other charges due hereunder. Such payment of rent shall not create any Lease arrangement whatsoever between Lessor and Lessee, unless expressly agreed to in writing by Lessor. It is further understood that during such period that Lessee holds over, the Lessor retains all of Lessor's rights under this Lease, including damages as a result of the termination of this Lease and the right to immediate possession of the Leased Premises. This paragraph shall not be construed to grant Lessee permission to hold over.

             Section 2.  At the expiration of the tenancy created hereunder,
             ---------
whether by lapse of time or otherwise, Lessee shall surrender the Leased Premises broom clean, free of tire marks, free of all debris and in good condition and repair, reasonable wear and loss by fire or other unavoidable casualty excepted.

             Section 3.  Prior to surrender of the Leased Premises, the Leased
             ---------
Premises will be reviewed by a representative of the Lessor and Lessee to determine if there is any deferred maintenance or unrepaired damage which the Lessee was responsible to perform. In the event that there is such deferred maintenance and/or unrepaired damage, Lessor may effect such maintenance and repairs, and Lessee will pay the cost thereof.

             Section 4.  Upon the expiration of the tenancy hereby created, if
             ---------
Lessor so requests in writing, Lessee shall promptly remove any additions, fixtures and installations placed in the Leased Premises by Lessee that is designated in said request, and repair any damage occasioned by such removals at its own expense, and in default thereof, Lessor may effect such removals and repairs, and Lessee shall pay Lessor the cost thereof, with interest at the rate of eight (8) percent per annum from the date of payment by Lessor.

ARTICLE 21.  SUBORDINATION.
             -------------

             This Lease shall be subject to and subordinate at all times to the lien of any mortgages, now or hereafter made on the Leased Premises, and to all advances made or hereafter to be made thereunder. The Lessee agrees to execute a subordination agreement should Lessor's lender request same so long as the lendor provided the Lessee standard nondisturbance language reasonably acceptanble to the Lessee.

ARTICLE 22.  NOTICE.
             ------

             All notices under this Lease may be personally delivered; sent by courier service, with receipt; or mailed to the address shown by certified mail, return receipt requested. The effective date of any mailed notice shall be one
(1) day after delivery of the same to the United States Postal Service.

             Lessor:  Miller-Valentine Partners Limited
             Mail:    P.O. Box 744
                      Dayton, Ohio  45401-0744

             Lessee:  Prestolite Power Corporation.
             Mail:    Attn:  I. Conrad Schwab
                      2100 Commonwealth Boulevard, Suite 300
                      Ann Arbor, MI  48105

Either party may from time to time designate in writing other addresses.

ARTICLE 23.  WAIVER OF SUBROGATION.
             ---------------------

             The Lessor and Lessee waive all rights, each against the other, for damages caused by fire or other perils covered by insurance where such damages are sustained in connection with the occupancy of the Leased Premises.

ARTICLE 24.  ESTOPPEL CERTIFICATE.
             --------------------

             The Lessee agrees to execute an Estoppel Certificate within ten
(10) days of receipt of a written request by Lessor for the benefit of any purchaser and/or prospective lender designated by Lessor as well as Lessor's present lender; that wherein the Lessee acknowledges the terms and conditions of this Lease. The Lessor agrees to similarly execute such estoppel certificates and acknowledgments as Lessee's lender may from time to time request.

ARTICLE 25.  RENT DEMAND.
             -----------

             Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgment therein, Lessor may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

ARTICLE 26.  NO REPRESENTATION BY LESSOR.
             ---------------------------

             Lessor and its agent have made no representations or promises with respect to the Leased Premises or the building of which the same form a part except as herein expressly set forth.

ARTICLE 27.  WAIVER OF BREACH.
             ----------------

             No waiver of any breach of the covenants, provisions or conditions contained in this Lease shall be construed as a waiver of the covenant itself or any subsequent breach itself, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred, unless otherwise agreed. The acceptance of rent hereunder shall neither be or construed to be a waiver of any breach of any term, covenant or condition of this Lease.

ARTICLE 28.  QUIET ENJOYMENT.
             ---------------

             Lessor hereby covenants and agrees that if Lessee shall perform all the covenants and agreements herein stipulated to be performed on Lessee's part, Lessee shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Leased Premises without any manner of let or hindrance from Lessor or any person or persons lawfully claiming the Leased Premises except as otherwise provided for herein.

ARTICLE 29.  ENVIRONMENTAL PROVISIONS.
             ------------------------

             Section 1.  The Lessor, to the best of its knowledge, represents to
             ---------
the Lessee that no toxic, explosive or other dangerous materials or hazardous substances have been concealed within, buried beneath, released on or from, or removed from and stored off-site of the Property upon which the Leased Premises is constructed.

             Section 2.  Lessee shall at all times during the term of this Lease
             ---------
comply with all applicable federal, state, and local laws, regulations, administrative rulings, orders, ordinances, and the like, pertaining to the protection of the environment, including but not limited to, those regulating the handling and disposal of waste materials. Further, during the term of this Lease, neither Lessee nor any agent or party acting at the direction or with the consent of Lessee shall treat, store, or dispose of any "hazardous substance," as defined in Section 101 (14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), or petroleum (including crude oil or any fraction thereof) on or from the Property.

             Section 3.  Lessee shall fully and promptly pay, perform,
             ---------
discharge, defend, indemnify and hold harmless Lessor from any and all claims, orders, demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of, (i) any "release" as defined in Section 101 (22) of CERCLA, of any "hazardous substance," as defined in Section 101 (14) of CERCLA, or petroleum (including crude oil or any fraction thereof), or placed into, on or from the Property at any time after the date of this Lease by Lessee, its agents, or employees; (ii) any contamination of the Property's soil or groundwater or damage to the environment and natural resources of the Property the result of actions occurring after the date of this Lease, whether arising under CERCLA or other statutes and regulations, or common law by Lessee, its agents, or employees; and (iii) any toxic, explosive or otherwise dangerous materials or hazardous substances which have been buried beneath, concealed within or released on or from the Property after the date of this Lease by Lessee, its agents, or employees.

ARTICLE 30.  INTERPRETATION.
             --------------

             Section 1.  Wherever either the word "Lessor" or "Lessee" is used
             ---------
in the Lease, it shall be considered as meaning the singular and/or neuter pronouns as used herein, and the same shall be construed as including all persons and corporations designated respectively as Lessor or Lessee in the heading of this instrument wherever the context requires.

             Section 2.  If any clause, sentence, paragraph, or part of this
             ---------
Lease shall for any reason be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not effect, impair, or invalidate the remainder of this Lease, but be confined in its operation to the clause, sentence, paragraph, or part thereof directly involved in the controversy in which such judgment shall have been rendered, and in all other respects said Lease shall continue in full force and effect.

ARTICLE 31.  FINANCIAL STATEMENTS.
             --------------------

             At Lessor's request, the Lessee, within thirty (30) days of Lessor's request, shall furnish the Lessor with Lessee's most current annual financial statements including the Lessee's balance sheet, a consolidated statement of earnings and retained earnings, and changes in Lessee's financial position for such year. All such statements shall be certified by an independent certified public accountant. All such financial statements shall be prepared in accordance with generally accepted accounting principles which shall be consistently applied.

ARTICLE 32.  AMERICANS WITH DISABILITIES ACT COMPLIANCE.
             ------------------------------------------

             Lessor shall construct the building and the Leased Premises in compliance with Americans with Disabilities Act of 1990 as amended ("ADA"). Notwithstanding anything set forth herein to the contrary, Lessor shall be solely responsible and liable for making any modifications to the exterior of the Building (including the exterior doors and entrances leading to the Leased Premises) that may be required to comply with future amendments to the ADA; Lessee, at its sole cost and expense, shall remove any barriers or provide such accommodations as may be necessary for the interior of the Leased Premises to comply with future amendments to the ADA. Any structural alterations or renovations that the Lessee may make to the Premises, as permitted under this Lease, shall comply with the accessibility standards and regulations of the ADA. If the Lessee fails to fulfill its obligations under this Article, the Lessor may elect to provide the modifications and renovations required pursuant to the ADA and seek reimbursement from the Lessee. Should the Lessor incur any such expenses for the obligations of Lessee, the amount of such expenses may, at the Lessor's option, be added to the rent due from the Lessee under the terms of this Lease. Lessor and Lessee hereby mutually indemnify and hold each other harmless against any and all liability, losses, fines or other penalties that may be incurred or assessed against the other, including reasonable attorney fees, due to the failure of the other to adhere to their respective obligations under this Article of the Lease.

ARTICLE 33.  MEMORANDUM OF LEASE.
             -------------------

             It is agreed by both parties that this instrument is not recordable and if either party should record the same in the Office of the Recorder of Miami County, Ohio, the recording shall have no effect. When possession of the Leased Premises has been delivered to Lessee, the parties hereto may execute, acknowledge and deliver a Memorandum of Lease in recordable form specifying the terms of this Lease and renewal periods of this Lease. In the event they differ from the dates herein, the date in the Memorandum shall control.

ARTICLE 34.  TIME.
             ----

             Time is of the essence in this Lease.

ARTICLE 35.  RIGHT OF FIRST NOTIFICATION.
             ---------------------------

             Lessor hereby grants to Lessee, effective during the initial lease term only, a Right of First Notification on 40,000 square feet of additional space in the building (or portions thereof) in which the 120,000 square feet of existing Leased Premises are contained. If at the time of the giving of such notice, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid, when Lessor begins serious negotiations with a prospect, Lessor shall notify Lessee in writing and Lessee shall have fifteen (15) business days to commit to such space in writing. The rate to be charged will be at the same rate that Lessee is presently paying at time of notification and the approximate date possession is to be delivered shall be included in Lessor's notice to Lessee. Such space shall be offered in its existing condition and if accepted, it shall become a part of the Leased Premises and the Lease shall be amended accordingly. In the event Lessee takes over the entire building (160,000 SF), then Lessee shall have the option to assume Lessor's responsibility for matters covered in Article 6. Common Area., Article 8., Sections 1 and 2, Repairs.,
                      -----------                                 -------
Article 11., Sections 2 and 3, Insurance. and land taxes, and in such event the
                               ---------
Annual Rent shall be reduced by $0.25 per square foot. In such event, Lessee shall be responsible for painting the exterior of the building as needed, but no later than the beginning of the sixth lease year and Lessee shall be responsible to reseal the parking lot every three (3) years. Provided however, in the event the Lessee shall fail to maintain the exterior of the building to Lessor's current standard, as stated herein, then the Lessor may provide such maintenance, and bill the same to the Lessee.

ARTICLE 36.  RIGHT TO DECREASE THE SQUARE FOOTAGE OF THE LEASED PREMISES.
             -----------------------------------------------------------

             Lessor hereby grants to Lessee, effective after the first five (5) years of the initial Lease Term and with twelve (12) months' prior written notice to Lessor, a one-time right to decrease the size of the Leased Premises. If Lessee shall elect to decrease the size of the Leased Premises by up to 40,000 square feet (i.e., reducing the size of the Leased Premises to not less than 80,000 square feet), the Lessee shall incur no penalty for exercising this right. If the Lessee elects to decrease the size of the Leased Premises by more than 40,000 square feet as stated above, the Lessee shall pay to Lessor a penalty payment equal to $4.00 per square foot for any portion greater than 40,000 square feet (i.e., the penalty shall apply to the extent the size of the Leased Premises is reduced below 80,000 square feet). The Lessee shall vacate the space given be upon expiration of the twelve (12) month notice period and Lessor shall invoice Lessee for the penalty amount, which shall be paid to Lessor within thirty (30) days after receipt of Lessor's invoice.

ARTICLE 37.  ENTIRE AGREEMENT.
             ----------------

             This Lease contains the entire agreement between the parties; it supersedes all previous understandings and agreements between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and it may not be amended except by a written instrument executed by both parties hereto.

        IN WITNESS WHEREOF, the parties hereto set their hands to triplicates hereof, this ____________ day of _________________, 1996, as to Lessor, and this
20 day of March, 1996, as to Lessee.

Signed and acknowledged                     LESSOR: MILLER-VALENTINE PARTNERS
in the presence of:                         LIMITED


[ILLEGIBLE]
_________________________                   By: ________________________________
                                                   James M. Miller
                                            Its:  Member
_________________________                       --------------------------------


                                            LESSEE: PRESTOLITE POWER CORPORATION

/s/ Dennis J. Whitehead                     By: /s/ I. Conrad Schwab
--------------------------                     ---------------------------------
    Dennis J. Whitehead                             I. Conrad Schwab
                                            Its: President
_________________________                        ---------

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

       The foregoing instrument was acknowledged before me this __________ day of ___________, 1996, by James M. Miller, Member on behalf of MILLER-VALENTINE
                         -----------------------
PARTNERS LIMITED, an Ohio general partnership.


                              ----------------------------------
                              Notary Public



STATE OF Ohio, COUNTY OF Miami, SS:

       The foregoing instrument was acknowledged before me this 20 day of March, 1996, by I. Conrad Schwab, the President of PRESTOLITE POWER CORPORATION, a corporation, on behalf of said corporation.


                                    /s/ Shari E. Stanforth
                                    ----------------------
                                    Notary Public

                                   GUARANTEE

       In consideration of the leasing of the Premises at Corporate Way, Troy, Ohio 45373 under a Lease dated March 20, 1996, by MILLER-VALENTINE PARTNERS LIMITED (Lessor) to PRESTOLITE POWER CORPORATION (Lessee) the undersigned Guarantor does hereby unconditionally and continuingly guarantee Lessee's performance under said Lease, and agree that if Lessee shall become in default in the payment of rent or the performance of any other term or condition under said Lease, then upon notice in writing of such fact, they will within ten (10) days of receipt of such notice cure any existing default and continue to perform or cause to be performed all obligations of the Lessee under such Lease. In the event the Guarantor shall so direct, Lessor will thereafter recognize the Guarantor as Lessee under the Lease. The Guarantor further consents prospectively to any amendment of such Lease or any election shall not affect their obligation under this Guarantee. In the event of default, Lessor may look to the Guarantor for performance of all obligations of Lessee and for recovery of any loss or damage resulting from such default without the necessity or prior exhaustion of remedies against Lessee.

       Guarantor acknowledges that Lessor entering into this Lease with Lessee is adequate consideration to Guarantor to give this Guarantee.

       IN WITNESS WHEREOF, the Guarantor have/has executed this Guarantee as of the 20th day of March, 1996.



Witnessed By:            By: PRESTOLITE ELECTRIC INCORPORATED


/s/ DENNIS WHITEHEAD                        Name: /s/ Rogar A. Cutsinger
_________________________                        ---------------------------

/s/ RICHARD PLAINE                          Title: Vice President
_________________________                          ---------------------


/s/ DENNIS WHITEHEAD                        Name: /s/ Conrad Schwab
_________________________                         -------------------------

/s/ Richard Plaine                          Title: Vice President
_________________________                          ---------------------


STATE OF OHIO, COUNTY OF Miami, SS:

       The foregoing instrument was acknowledged before me this 20th day of March, 1996, by I. Conrad Schwab, the Vice President of PRESTOLITE ELECTRIC INCORPORATED.

                                    Shari E. Stanforth
                                    ------------------
                                    Notary Public

STATE OF OHIO, COUNTY OF Miami, SS:

       The foregoing instrument was acknowledged before me this 20th day of March, 1996, by I. Conrad Schwab, the Vice President of PRESTOLITE ELECTRIC INCORPORATED.


                                    /s/ Shari E. Stanforth
                                    ----------------------
                                    Notary Public

PRESTOLITE -- Troy, Ohio
Page 1 of 4
March 20, 1996

                                   EXHIBIT B
                             OUTLINE SPECIFICATION

This Exhibit B is a preliminary building specification for the manufacturing, office and lab space for Prestolite Power Corporation. The cost of the specifications in this Exhibit B are included within the annual rent and do not anticipate the "over improvement" costs. While the attachments to Exhibit C set forth Prestolite Power's currently anticipated plant fit-up specifications, Prestolite Power has not completely finalized their office, lab and manufacturing space layout and these specifications are subject to change based on Prestolite Power Corporation's final design and specification requirements.

This project consists of a 160,000 SF Warehouse Building with a minimum clear height to the bar joist of 19'0". The Floor Plan shall have a configuration of 200' wide and 800' long.

SITE WORK:

 .      Asphalt paving shall consists of 6" of stone base with 2 1/2" of asphalt for the car parking lot and 8" stone base with 3 1/2" asphalt for the truck dock area.

 .      Utility extensions to the building for electric, gas, water and sanitary sewer.

 .      Complete storm drainage system for the building and asphalt paving.

CONCRETE:

 .      Building foundations based on 300 PSF soil bearing capacity using 3000
       PSI concrete.

 .      Building slab on grade using 3500 PSI concrete, non-reinforced 6" floor over 6" of compacted 304 stone base.

 .      Tilt-up concrete building wall panels using 3500 PSI concrete with necessary reinforcing, lifting accessories and an exterior architectural finish.

PRESTOLITE -- Troy, Ohio
Page 2 of 4
March 20, 1996

METALS:

 .      Structural system, including columns, bar joists, and joist girders.
       Clear height minimum 19'0" to bottom of bar joist at the exterior wall.

 .      Roof deck, 1.5 B wide ribbed.

MOISTURE, THERMAL PROTECTION:

 .      Roof system shall be a one ply E.P.D.M. (rubber) membrane, ballasted roof with isocyanurate insulation for a total R = 12.0. Roof shall carry the manufacturer's 20-year membrane warranty, and the manufacturer's 10-year watertight warranty.

 .      Roof drains, interior down spouts.

 .      2 1/2" thick, embossed vinyl-faced fiberglass insulation will be used from 8 feet above finished floor to roof deck. The lower 8 feet shall have 2 x 4 fire treated stud cavity with 3 1/2" batt insulation and 5/8" thick plywood sheeting. "R" value for wall construction shall be 10.

DOORS, WINDOWS:

 .      Aluminum entry glazing system.  Including one pair of 3'-0" x 7'-0"
       aluminum doors. Frames to be clear anodized aluminum, thermally broken. Glass to be 1" clear insulated and tinted, tempered per code.

 .      Flush panel, insulated overhead doors as follows:
       ---  12'-0" x 14'-0" drive in doors.
       ---  8'-0" x 9'-0" dock doors.

SPECIALTIES:

 .      Pan style levelers, 30,000 lb.  Capacity with weather seals, 6' x 6' at each dock door.

FIRE PROTECTION:

 .      System designed to be automatic wet system designed for moderate hazard.
       Installation to be per NFPA, local fire department and ISO (Insurances Services of Ohio) with density of 0.29 gpm/2,000 SF.

PRESTOLITE -- Troy, Ohio
Page 3 of 4
March 20, 1996

PLUMBING:

 .      Provide excavation and compacted granular backfill for a minimum 6"
       sanitary lateral for the entire length of the building. Sanitary line to be located 28'-0" from the inside face of the front wall. Clean-outs to be located at every column line (40'-0" on center). The tops of the clean-outs to left one inch (1") below finish floor.

 .      Provide 2" water line (Type L copper) the length of the building with one tee and valve per bay. Water line to receive white fiberglass jacketed insulation with all joints taped.

HVAC:

 .      Provide gas-fired unit heaters complete with accustats, flue and interior gas line.  Units to be sized to maintain 60" F. interior at 0" F.
       exterior.

 .      Provide rooftop exhaust fans and curb for ventilation (one air change per hour).

ELECTRICAL:

 .      Provide and install 8'-0" H.O. 2 lamp industrial fluorescent fixtures with reflectors. These are to be mounted to the bottom of the bar joist (4 each per 40'-0" x 40'-0" bay) to provide approximately 20 to 30 foot candles.

 .      House Lighting Panels that consist of one (1) 200 amp, 480/277 volt, 3-
       phase, 4 wire panel with exterior DP&L meter for all exterior lighting and one (1) 45 KVA transformer to feed one (1) 100 amp 120/208 volt 3-phase, 4 wire panel for fire alarm bells, irrigation controller and phone room electrical.

 .      Vacant Area Panels consisting of one (1) 200 amp, 480/277 volt, 3-phase,
       4 wire panel with exterior DP&L meter for vacant area lights and one (1) 45 KVA transformer to feed one (1) 100 amp, 208/120 volt, 3-phase, 4 wire panel for unit heaters.

                             END OF SPECIFICATIONS

                                                                          1 of 2
                                   EXHIBIT C

PRESTOLITE                           3/8/96
   120,000 S.F.

OFFICE IMPROVEMENTS
   6000 S.F    $ 30,00 S.F.               $ 180,000
   6800 S.F.   $ 30,00 S.F.               $ 204,000

PLANT FITUP IMPROVEMENTS                  $ 700,000 *
AMORTIZED IN LEASE OVER 5 YEARS           $ 100,000

CASH CONTRIBUTION BY PRESTOLITE           $ 600,000

LEASE RATE
                                         S.F.            ANNUAL
                                         RATE            RENT

BASE RATE                                $  3.50         420,000
OPERATING EXPENSES                       $  0.25          30,000
5% OFFICE (6000 S.F.) (10 YR AMORT)      $  0.24          28,545
6,800 S.F. OFFICE (5 YR AMORT)           $  0.43          52,013
PLANT IMPROVEMENTS (5 YR. AMORT)         $  0.21          25,496

TOTAL                                    $  4.63         556,054

--------------
 * PRELIMINARY ROUGH ESTIMATE. EXACT COST TO BE DETERMINED AFTER FINAL BUILDING AND PLANT DESIGN SUBJECT TO PRESTOLITE POWER CORPORATION'S FINAL BUILDING REQUIREMENTS.

                       (Preliminary Allowance Attached)

                                                                          2 of 2

                                   PRESTOLITE
                                   Troy, Ohio
                Estimated Over-lmprovement to be Paid by Lessee


                                                                                        March 15, 1996
                                                                                           Allowance
1a.      6,400 SF Engineering Lab/ Procedures Lab                                         $  77,000.00
1b.      3,200 SF Procedures Lab with Conference Room                                     $  40,000.00
1c.      3,200 SF Service/Repair Shop                                                     $  27,000.00
2.       4,800 SF Battery Lab with Load Banks/Storage                                     $ 100,000.00
3a.      8'x 8' SF Engine Testing Enclosure at Engineering Lab                            $  12,000.00
3b.      8 x 8' SF Engine Testing Enclosure at Rotating Assembly Line                     $  12,000.00
4.       Three Plant Restroom Groups with Underground                                     $  58,000.00
5.       Premium for 3000 AMP Service                                                     $ 148,000.00
6.       Premium for Metal Halide Lights from 25 FC to 80/100 FC                          $  93,000.00
7.       Plant Area Emergency and Exit Lights                                             $  26,000.00
8.       20 each 110 Volt Isolated Ground with Data Stub                                  $  11,000.00
9.       Card Swipe Security System                                                       $  14,000.00
10.      Compressed Air Loop                                                              $  42,000.00
11.      Dock Seals, Truck Restraints and Dock Lights (6 Sets)                            $  19,000.00
12.      Power for Inverter Area and Smog Hog                                             $   8,000.00
13.      Power for Assembly Cells at Smog Hog                                             $  16,000.00
14.      Double Duplex Receptacles at Plant (22 Each)                                     $   5,000.00
15.      Add Two (2) Each 35,000 CFM Exhaust Fans and Four (4) Each 25,000 CFM            $  23,000.00
         Filtered Supply Air Fans to Increase Air Changes From One to Three Per Hour
16.      Punched Exterior Office Windows                                                  $  23,000.00

         Subtotal                                                                         $ 754,000.00

         Cost Reduction Anticipated After Final Design and Specifications                  ($54,000.00)

         TOTAL                                                                            $ 700,000.00

                        MILLER-VALENTINE PARTNERS, LTD.
                        -------------------------------
                            WAREHOUSE/DISTRIBUTION
                            ----------------------
                         SHORT TERM AGREEMENT OF LEASE
                         -----------------------------

          THIS SHORT TERM LEASE made this 13th day of November, 1996, by and between MILLER-VALENTINE PARTNERS, LTD. hereinafter referred to as Lessor and PRESTOLITE POWER CORPORATION, hereinafter referred to as Lessee. The Lessee's business enterprise is organized as a corporation and is admitted to do business in the State of Ohio.

                             W I T N E S S E T H :
                             ---------------------

          Contingent upon the signing and full execution of a new Lease by and between MILLER-VALENTINE PARTNERS, LTD. and SHAFFER METAL FAB, INC. for a term of ten (10) years, the Lessor does hereby lease and let to Lessee and the Lessee accepts from the Lessor under the terms and conditions of this Lease, the following described Premises:

          1. Premises: 40,000 square feet as shown on Exhibit A hereto attached of a building which contains 160,000 square feet more or less at Corporate Way, Troy, Ohio 45353. The Leased Premises shall be delivered "as is" which the Lessee has examined and finds in a condition suitable for its use and purpose.

          2. Commencing on or about November 1, 1996, the term of the Lease will be six (6) months, ending on or about May 31, 1997. It is agreed between the Lessee and Lessor that this Lease shall commence upon the substantial completion, subject to punch list items, of the construction of the building in which the Leased Premises are located. If applicable, a prorated portion of rent shall be invoiced to Lessee from Lessor for less than a full month of occupancy.

          3. Except as provided for in Item No. 2 above, Rent will be due and payable monthly on the first day of each month without demand in the amount of $13,166.67. Checks should be made payable to Miller-Valentine Partners, Ltd. and sent to Miller-Valentine Partners, Post Office Box 744, Dayton, Ohio 45401-0744, ATTN: ACCOUNTS RECEIVABLE.

          4.  NOTICE.
              -------

              All notices under this Lease may be personally delivered; sent by courier service, with receipt; or mailed to address shown by certified mail, return receipt requested. The effective date of any mailed notice shall be one
(1) day after delivery of same to the United States Postal Service.

                                        Lessor: MILLER-VALENTINE PARTNERS, LTD.
                                        Mail:   4000 Miller-Valentine Court
                                                Moraine, Ohio  45439

                                        Lessor: PRESTOLITE POWER CORPORATION
                                        Mail:   Attn:  I. Conrad Schwab
                                                2100 Commonwealth Blvd., Ste 300
                                                Ann Arbor, Michigan  48105

          5. Other Terms and Conditions. During the term of the Lease, the Lessee will comply with other terms and conditions set forth on Exhibit B attached and in accordance with all other provisions as set forth in the fully executed Lease of 120,000 square feet dated March 20, 1996 between Lessee and Lessor.

          IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to triplicates of this Short Term Warehouse/Distribution Lease, this 3rd day of September, 1996, as to Lessee and this 13th day of November, 1996, as
---        ---------                              ----        --------
to Lessor.

Signed and acknowledged               LESSOR: MILLER-VALENTINE PARTNERS, LTD.
in the presence of:

/s/ Vernan H. Oakley                  By:    /s/ James M. Miller
---------------------------------            -----------------------------------
                                             James M. Miller
/s/ Michelle Atkinson                 Title: Member
---------------------------------            -----------------------------------

                                      LESSEE: PRESTOLITE POWER CORPORATION

/s/ [ILLEGIBLE]                       By:    /s/ I. Conrad Schwab
---------------------------------            -----------------------------------
                                             I. Conrad Schwab
/s/ RICHARD A. PLAINE                 Title: President
---------------------------------            -----------------------------------

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

          The foregoing instrument was acknowledged before me this 13th day of November, 1996, by James M. Miller, Member, on behalf of MILLER-VALENTINE PARTNERS, LTD.
[SEAL OF NOTARY PUBLIC]                      /s/ Mary Anne Hartley
                                             -----------------------------------
                                             NOTARY PUBLIC


STATE OF OHIO, COUNTY OF MIAMI, SS:
         ----            -----
          The foregoing instrument was acknowledged before me this 3rd day of September, 1996, by I. Conrad Schwab, the President of PRESTOLITE POWER CORPORATION, a corporation on behalf of said corporation.

                                             /s/ Edward Hillman, III
                                   ------------------------------------
                                             NOTARY PUBLIC

                                                 Edward Hillman, III, Notary
                                                 Public in and for the State of
                                                 Ohio
                                                 My Commission Expires March 28,
                                                 1998

                                                                       EXHIBIT A


                              [MAP APPEARS HERE]

                                   EXHIBIT B
                                   ---------
                    SHORT TERM WAREHOUSE/DISTRIBUTION LEASE
                    ---------------------------------------
                          OTHER TERMS AND CONDITIONS
                          --------------------------


1.  Utilities. The lessee shall pay for all utilities supplied to the premises.
    ---------
    Any utilities which are not separately metered to the lessee will be prorated among the Lessees in the building on the basis of square footage serviced by a given meter or occupancy of the building. Lessee shall pay its share to Lessor when billed.

2.  Use of Premises. The Premises shall be used and occupied only for
    ---------------
    warehousing and distribution, and for no other purpose or purposes without the written consent of the Lessor. The Lessee shall operate its business in a safe and proper manner as is normal, considering the use of the Premises above provided; shall not manufacture, use, store, or display any products or materials that will endanger the Premises; and shall do nothing that would increase the cost of insurance on the building or invalidate existing policies.

3.  Repairs. The Lessor will keep the foundations, exterior walls and roof of
    -------
    the building in good repair. The Lessee shall keep the Premises and any equipment, facilities or fixtures contained herein in good condition and repair. On expiration or earlier termination of the Lease, the Lessee shall surrender the Premises to the Lessor in as good condition as when received, broom clean and free of tire marks, ordinary wear and tear excepted.

4.  Installations and Alterations. Lessee shall not make any alterations or
    -----------------------------
    additions to the Premises without first procuring Lessor's written consent. The Lessee shall not erect or install any signage without first procuring Lessor's written consent. The Lessee shall have no rights to use and shall not use the roof of the Premises for any purpose without the written consent of the Lessor.

5.  Indemnification. Except to the extent of the gross negligence or misconduct
    ---------------
    of Lessor, Lessee agrees to indemnify and hold Lessor harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessee's use or occupancy of the Premises or any breach of this Lease by Lessee.

6.  Insurance.  Lessee agrees to procure and maintain a policy or policies of
    ---------
    insurance, at its own expense, insuring from all claims, demands or actions for injury to or death of more than one person in any one accident and for damages to property in an aggregate amount of not less than $2,000,000 made by or on behalf of any person or persons, firm or corporation, arising from, related to, or connected with the conduct and operation of Lessee's business in the Premises. Lessor shall be named an additional insured party in said policy. Said insurance shall not be subject to cancellation except after at least thirty (30) days prior written notice to Lessor, and a Certificate of Insurance shall be deposited with Lessor upon request .

                           AMENDMENT NO. 1 TO LEASE
                           ------------------------

          THIS AGREEMENT made this 13th day of November, 1996, by and between
                                   ----        --------
MILLER-VALENTINE PARTNERS LTD., as Lessor and PRESTOLITE POWER CORPORATION, as Lessee located at 2200 Corporate Drive, Troy, Ohio 45353.

                             W I T N E S S E T H :
                             ---------------------

          WHEREAS, Lessor and Lessee entered into a Lease dated March 20, 1996, and

          WHEREAS, the Lessor and Lessee desire to amend the Lease of 120,000 square feet to revise the term.

          NOW THEREFORE, the Lease is amended as follows.

          1.   ARTICLE 1.     TERM.     Shall be revised as follows.
                              -----

               TO HAVE AND TO HOLD unto the Lessee for a term of ten (10) years commencing on the 1st day of November 1996, and ending on the 31st day of October 2006, both dates inclusive. Provided however, the Lessee is granted a right to reduce the Leased Premises in accordance with Article 36.

          2. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

          IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to triplicates of this Amendment, this _____ day of __________, 1996, as to Lessee and this 13th day of November, 1996, as to Lessor.
                      ----        --------

Signed and acknowledged                LESSOR:  MILLER-VALENTINE PARTNERS LTD.
in the presence of:


/s/ [ILLEGIBLE]                        By: /s/ James M. Miller
------------------------------             -----------------------------------

/s/ [ILLEGIBLE]                        Title: Member
------------------------------                --------------------------------

                                       LESSEE: PRESTOLITE POWER CORPORATION

/s/ [ILLEGIBLE]                        By: /s/ I. Conrad Schwab
------------------------------             -----------------------------------
                                           I. Conrad Schwab

/s/ [ILLEGIBLE]                            Title: President
------------------------------                    ----------------------------

                                STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

                                          The foregoing instrument was
                                acknowledged before me this 13th day of
                                November, 1996, by James M. Miller, Member, on behalf of MILLER-VALENTINE PARTNERS LTD., AN OHIO GENERAL PARTNERSHIP.


                                                     /s/ Mary Anne Hartley
        [SEAL OF NOTARY PUBLIC]                      ------------------------
                                                         NOTARY PUBLIC







                                STATE OF OHIO, COUNTY OF MIAMI, SS:

                                          The foregoing instrument was
                                acknowledged before me this 13th day of
                                November, 1996, by I. Conrad Schwab, the
                                President of PRESTOLITE POWER CORPORATION,
                                a corporation on behalf of      corporation.

                                                    /s/ Mary Anne Hartley
        [SEAL OF NOTARY PUBLIC]                     ---------------------
                                                        NOTARY PUBLIC

------------------------------------------------
To:  Bruce Conybeare
     Ed Hillman
     Rich Plaine

Attached is a copy of the lease as signed by Prestolite. Miller Valentine will execute their signatures on the lease the week of March 25, 1998. Upon receipt, originals will be sent for safe keeping to Conybeare & Cornelius. -

Fm:  Conrad Schwab              March 20, 1996
------------------------------------------------


                           MILLER-VALENTINE PARTNERS
                           -------------------------
                            WAREHOUSE/DISTRIBUTION
                            ----------------------
                              AGREEMENT OF LEASE
                              ------------------


                               TABLE OF CONTENTS
                               -----------------


LEASE FOR                PRESTOLITE POWER CORPORATION
PROPERTY LOCATED AT      Corporate Way, Troy Ohio 45353


ARTICLE                                                                 PAGE
-------                                                                 ----
   1    TERM...........................................................   1
   2    LEASED PREMISES................................................   1
   3    POSSESSION.....................................................   1
   4    RENT...........................................................   1
   5    SECURITY DEPOSIT...............................................   2
   6    COMMON AREA....................................................   3
   7    USE OF LEASED PREMISES.........................................   3
   8    REPAIRS........................................................   3
   9    INSTALLATIONS AND ALTERATIONS..................................   4
  10    INDEMNIFICATION................................................   5
  11    INSURANCE......................................................   5
  12    DAMAGE BY FIRE OR OTHER CASUALTY...............................   5
  13    EMINENT DOMAIN.................................................   6
  14    ASSIGNMENT OR SUBLETTING.......................................   6
  15    ACCESS TO LEASED PREMISES......................................   7
  16    ATTORNMENT.....................................................   7
  17    LIMITATION UPON LIABILITY......................................   7
  18    LESSOR'S SUCCESSORS............................................   8
  19    LESSEE'S DEFAULT...............................................   8
  20    SURRENDER OF LEASED PREMISES...................................   9
  21    SUBORDINATION..................................................   9
  22    NOTICE.........................................................   9
  23    WAIVER OF SUBROGATION..........................................  10
  24    ESTOPPEL CERTIFICATE...........................................  10
  25    RENT DEMAND....................................................  10
  26    NO REPRESENTATION BY LESSOR....................................  10
  27    WAIVER OF BREACH...............................................  10
  28    QUIET ENJOYMENT................................................  10
  29    ENVIRONMENTAL PROVISIONS.......................................  10
  30    INTERPRETATION.................................................  11
  31    FINANCIAL STATEMENTS...........................................  11
  32    AMERICANS WITH DISABILITIES ACT COMPLIANCE.....................  11
  33    MEMORANDUM OF LEASE............................................  12
  34    TIME...........................................................  12
  35    RIGHT OF FIRST NOTIFICATION....................................  12
  36    RIGHT TO DECREASE THE SQUARE FOOTAGE OF THE LEASED PREMISE.....  12
  37    ENTIRE AGREEMENT...............................................  13

A    BUILDING/SITE PLAN

B    IMPROVEMENT SPECIFICATION

C    OVERIMPROVEMENT AMORTIZATION SCHEDULE

D    PROPOSED SITE PLAN